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                                                                   Exhibit 10.35

                          AMENDMENT TO CREDIT AGREEMENT

         MULTI-COLOR CORPORATION, an Ohio corporation (the "Company"), MCC-BATAVIA, LLC, an Ohio limited liability company ("MCC-Batavia"), MCC-UNIFLEX, LLC, an Ohio limited liability company ("MCC-Uniflex" and together with MCC-Batavia, the "Subsidiaries"), PNC BANK, NATIONAL ASSOCIATION and KEYBANK NATIONAL ASSOCIATION (each individually a "Lender" and collectively the "Lenders") and PNC BANK, NATIONAL ASSOCIATION, as agent for the Lenders (the "Agent"), hereby agree as follows effective as of February 8, 2001 ("Effective Date"):

1.       RECITALS.

         1.1 On June 6, 2000, the Company, the Subsidiaries, the Lenders and the Agent entered into a Fourth Amended and Restated Credit, Reimbursement and Security Agreement, which amended and fully restated a Credit, Reimbursement and Security Agreement dated as of July 15, 1994 (the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein will have the meanings given such terms in the Credit Agreement.

         1.2 The Company and the Subsidiaries have requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders are willing to do so subject to and in accordance with the terms of this Amendment to Credit Agreement (this "Agreement").

2.       AMENDMENTS.

         2.1 Section 1.1.72 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  1.1.72 "Leverage Ratio" will mean the ratio of (i) Indebtedness to (ii) Adjusted EBITDA, on a consolidated basis for the Company and its Subsidiaries, calculated as of the end of each Fiscal Quarter for the immediately preceding four Fiscal Quarters.

         2.2 Section 1.1.113 (definition of Sinking Fund Account) of the Credit Agreement is hereby deleted in its entirety.

         2.3 Section 2.2A.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  2.2A.1 PNC Bank, National Association ("PNC Bank") hereby agrees, on the terms and subject to the conditions set forth herein and in the other Loan Documents and the Swingline Documents, to make loans to the Company, in Dollars, at any time and from time to time during the period from and including the Closing Date to but not including the Termination Date (each such loan, a "Swingline Loan" and collectively, the "Swingline Loans"); provided that


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                           (i) the aggregate principal amount of the Swingline
                           Loans outstanding at any one time shall not exceed the Swingline Commitment, (ii) the aggregate amount of Swingline Loans outstanding plus the aggregate amount of Revolving Credit Loans outstanding plus the stated amount of all Standby Letters of Credit shall not exceed the Revolving Commitment and (iii) Swingline Loans shall accrue interest at the interest rate(s) set forth in the Swingline Documents. Prior to the Termination Date, Swingline Loans may be repaid and reborrowed by the Company in accordance with the provisions of this Fourth Restated Credit Agreement and the Swingline Documents.

         2.4 The second sentence of Section 2.10.5.3a. of the Credit Agreement is hereby deleted in its entirety and replaced with the following: "During the period, if any, that Unremarketed Tendered Bonds are held by the Agent, the Company will continue to make all principal and interest payments on such Bonds."

         2.5 The reference to "Sinking Fund Account" in Section 2.13.4 (Charge to Accounts) of the Credit Agreement is hereby deleted.

         2.6 Section 4.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  4.1 COMPANY BOND REDEMPTION. The Company will redeem outstanding Boone Bonds, 1997 Scottsburg Bonds and Scottsburg Bonds (in such order as the Company and the Agent may agree) in the aggregate principal amount of $200,000 on each January 1, April 1, July 1 and October 1 during the term of this Fourth Restated Credit Agreement, or in such other amounts or at such other times as the Agent and the Company may agree from time to time. Such redemptions will be accomplished pursuant to the optional redemption provisions contained in the Indenture. The Company hereby authorizes any Lender to charge the Cash Collateral Account (or any other account of the Company at any Lender) to reimburse the Agent or any Lender for any draws under any Letter of Credit in connection with such redemptions.

         2.7 Section 9.1 (Sinking Fund) of the Credit Agreement is hereby deleted in its entirety.

         2.8 Section 11.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  11.1 PAYMENT. The non-payment of (a) any principal amount of any of the Advances, (b) any mandatory prepayment pursuant to this Fourth Restated Credit Agreement,
                           (c) any amounts due under this Fourth Restated Credit Agreement as reimbursement for a drawing


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                           under the Letters of Credit or Standby Letters of
                           Credit, Letter of Credit Fees, or interest on any such drawing or Letter of Credit Fees, or (d) any interest, fees or other amounts owing hereunder or under any of the other Loan Documents within ten (10) days of when the same is due; or

3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF COMPANY AND SUBSIDIARIES. To induce the Lenders and the Agent to enter into this Agreement, the Company and the Subsidiaries each represents, warrants and covenants as follows:

         3.1 The representations and warranties of the Company and the Subsidiaries contained in Section 8 of the Credit Agreement are deemed to have been made again on and as of the date of execution of this Agreement and are true and correct as of the date of execution of this Agreement.

         3.2 No Event of Default (as such term is defined in Section 11 of the Credit Agreement) or event or condition which with the lapse of time or giving of notice or both would constitute an Event of Default exists on the date hereof.

         3.3 The person executing this Agreement on behalf of the Company is a duly elected and acting officer of the Company and is duly authorized by the Board of Directors of the Company to execute and deliver this Agreement on behalf of the Company.

         3.4 The person executing this Agreement on behalf of MCC-Batavia is a duly elected and acting officer or agent of MCC-Batavia and is duly authorized by the Members of MCC-Batavia to execute and deliver this Agreement on behalf of MCC-Batavia.

         3.5 The person executing this Agreement on behalf of MCC-Uniflex is a duly elected and acting officer or agent of MCC-Uniflex and is duly authorized by the Members of MCC-Uniflex to execute and deliver this Agreement on behalf of MCC-Uniflex.

4. CLAIMS AND RELEASE OF CLAIMS BY COMPANY AND SUBSIDIARIES. The Company and each Subsidiary represents and warrants that neither the Company nor any Subsidiary has any claims, counterclaims, setoffs, actions or causes of actions, damages or liabilities of any kind or nature whatsoever whether at law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively, "Claims") against any Lender or the Agent, their respective direct or indirect parent corporations or any direct or indirect affiliates of such parent corporation, or any of the foregoing's respective directors, officers, employees, agents, attorneys and legal representatives, or the successors or assigns of any of them (collectively, "Lender Parties"), that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As an inducement to the Lenders and the Agent to enter into this Agreement, the Company and each Subsidiary on behalf of itself, and all of its successors and assigns hereby knowingly and voluntarily releases and discharges all Lender Parties from any and all Claims, whether


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         known or unknown, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As used herein, the term "Prior Related Event" means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun at any time prior to the Effective Date or occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of the Credit Agreement or any documents executed in connection with the Credit Agreement or which was related to or connected in any manner, directly or indirectly, to any of the Notes or Letters of Credit.

5. CONDITIONS. The Lenders' and Agent's obligations pursuant to this Agreement are subject to the following conditions:

         5.1 The representations and warranties of the Company and the Subsidiaries in Section 3, above, shall be true.

         5.2 The Company shall pay all expenses and attorneys fees reasonably incurred by the Lenders in connection with the preparation, execution and delivery of this Agreement and the related documents.

6.       GENERAL.

         6.1 Except as expressly modified herein, the Credit Agreement is and remains in full force and effect.

         6.2 Nothing contained herein will be construed as waiving any Default or Event of Default under the Credit Agreement or will affect or impair any right, power or remedy of the Lenders or the Agent under or with respect to the Credit Agreement or any agreement or instrument guaranteeing, securing or otherwise relating to the Credit Agreement.

         6.3 This Agreement will be binding upon and inure to the benefit of the Company, the Subsidiaries, the Lenders and the Agent and their respective successors and assigns.

         6.4 All representations, warranties and covenants made by the Company and the Subsidiaries herein will survive the execution and delivery of this Agreement.

         6.5 This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

         6.6 This Agreement will in all respects be governed and construed in accordance with the laws of the State of Ohio.


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         Executed as of the Effective Date.

                             MULTI-COLOR CORPORATION


                             By:
                                ------------------------------------------------
                             Print Name:
                                        ----------------------------------------
                             Title:
                                   ---------------------------------------------


                             MCC-BATAVIA, LLC


                             By:
                                ------------------------------------------------
                             Print Name:
                                        ----------------------------------------
                             Title:
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                             MCC-UNIFLEX, LLC


                             By:
                                ------------------------------------------------
                             Print Name:
                                        ----------------------------------------
                             Title:
                                   ---------------------------------------------


                             PNC BANK, NATIONAL ASSOCIATION,
                               on its own behalf as Lender and as Agent


                             By:
                                ------------------------------------------------
                             Print Name:
                                        ----------------------------------------
                             Title:
                                   ---------------------------------------------


                             KEYBANK NATIONAL ASSOCIATION


                             By:
                                ------------------------------------------------
                             Print Name:
                                        ----------------------------------------
                             Title:
                                   ---------------------------------------------


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